Presidio Fund            News Release

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Greg Jones

                        Alex Wellins

The Blueshirt Group

                        The Blueshirt Group

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                                    alex@blueshirtgroup.com

Former Meridian Value Fund Co-Manager

Kevin O’Boyle Launches Presidio Fund

SAN FRANCISCO, August 8, 2005—Kevin O’Boyle, former co-manager of the renowned Meridian Value Fund, has put his distinguished fund-management track record on the line with Presidio Fund (www.presidiofunds.com), a new no-load mutual fund seeking long-term capital growth.

Presidio Fund, which had assets of more than $5 million as of July 31, 2005, emphasizes stocks among U.S.-based, publicly traded companies that have strong underlying values but have fallen out of favor with investors.  The fund considers holdings among companies in most industry sectors.

Mr. O’Boyle was co-manager of Meridian Value Fund from June 1995 to December 2003 and, until August 2001, was its sole research analyst.  According to Lipper, Meridian Value Fund was the third best performer among all U.S. equity funds* for the 10 years ended March 31, 2004.  The fund’s assets grew from less than $1 million to $1.9 billion during his tenure.  Mr. O’Boyle’s investment approach and success is profiled in “Value Investing with the Masters,” a book authored by Kirk Kazanjian (published in 2002).

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Kevin O’Boyle Launches Presidio Fund

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“It is a pleasure to be managing a stock fund for individual investors once again,” said Mr. O’Boyle, manager of Presidio Fund.  “I am optimistic that applying my experience to a smaller asset base will produce investment opportunities across a diverse range of stocks and yield positive results for investors.”

Investors interested in learning more about Presidio Fund can obtain a prospectus and application at www.presidiofunds.com or by telephone at 800-595-3166.   A regular account requires a minimum investment of $10,000, an automatic investment plan requires a minimum investment of $5,000, and an IRA account requires a minimum investment of $3,000.  Investors should read the prospectus carefully before investing.

About Presidio Fund

Presidio Fund, a no-load mutual fund, primarily seeks long-term capital appreciation by investing mostly in publicly traded common stocks of U.S. companies of varying sizes.  It emphasizes stocks that are undervalued in one or several ways, including long-term earnings power, asset value and the stock market in general.  The fund receives the undivided management attention of Kevin O’Boyle, an experienced fund manager and president of KCO Investments Inc., a Registered Investment Advisor.

* More than 1,600 active U.S. equity funds as of July 26, 2005, according to Lipper.

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This news release shall not constitute an offer to sell, nor shall there be any sale of these securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Past performance is no guarantee of future performance.

Value stocks can perform differently from the market as a whole.  They can remain under-valued by the market for long periods of time.